ATLAS PEARLMAN, P.A.
                     350 East Las Olas Boulevard, Suite 1700
                         Fort Lauderdale, Florida 33301

                               September 28, 2000


VIA EDGAR TRANSMITTAL
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Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.

Washington, DC  20549

Attention:  Filing Desk

         Re:      Worldwide Equipment Corp. (the "Company") - Final Proxy
                  -------------------------------------------------------
                  Statement
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Dear Sir/Madam:

         Enclosed for electronic filing on behalf of the Company is Schedule 14A, the Company's Notice of Special Meeting of Shareholders and Final Proxy Statement.

         Should you have any questions or comments regarding the enclosed, please call the undersigned collect at (954) 763-1200.

                                                    Very truly yours,

                                                    ATLAS PEARLMAN, P.A.


                                                    By: /s/ Brian Pearlman
                                                        ------------------------
                                                            Brian Pearlman, Esq.